                                                                    EXHIBIT 99.1

                             JOINT FILER INFORMATION

                            Other Reporting Person(s)

1.       ESL PARTNERS, L.P.

Item                                     Information
----                                     -----------

Name:                                    ESL Partners, L.P.

Address:                                 1170 Kane Concourse, Suite 200, Bay Harbor, FL 33154

Designated Filer:                        Edward S. Lampert

Date of Event Requiring                  December 16, 2013
Statement (Month/Day/Year):

Issuer Name and Ticker or                AUTONATION, INC. [AN]
Trading Symbol:

Relationship of Reporting                10% Owner
Person(s) to Issuer:

If Amendment, Date Original              Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group Filing:        Form filed by More than One Reporting Person

Signature:                               By:     RBS Partners, L.P.
                                         Its:    General Partner

                                         By:     ESL Investments, Inc.
                                         Its:    General Partner

                                         By:      /s/ Edward S. Lampert
                                                 ------------------------
                                         Name:   Edward S. Lampert
                                         Title:  Chief Executive Officer
                                         Date:   December 18, 2013

2.       SPE II PARTNERS, LP

Item                                     Information
----                                     -----------

Name:                                    SPE II Partners, LP

Address:                                 1170 Kane Concourse, Suite 200, Bay Harbor, FL 33154

Designated Filer:                        Edward S. Lampert

Date of Event Requiring                  December 16, 2013
Statement (Month/Day/Year):

Issuer Name and Ticker or                AUTONATION, INC. [AN]
Trading Symbol:

Relationship of Reporting                10% Owner
Person(s) to Issuer:

If Amendment, Date Original              Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group Filing:        Form filed by More than One Reporting Person

Signature:                               By:     RBS Partners, L.P.
                                         Its:    General Partner

                                         By:     ESL Investments, Inc.
                                         Its:    General Partner

                                         By:     /s/ Edward S. Lampert
                                                 ------------------------
                                         Name:   Edward S. Lampert
                                         Title:  Chief Executive Officer
                                         Date:   December 18, 2013

3.       SPE MASTER II, LP

Item                                     Information
----                                     -----------

Name:                                    SPE Master II, LP

Address:                                 1170 Kane Concourse, Suite 200, Bay Harbor, FL 33154

Designated Filer:                        Edward S. Lampert

Date of Event Requiring                  December 16, 2013
Statement (Month/Day/Year):

Issuer Name and Ticker or                AUTONATION, INC. [AN]
Trading Symbol:

Relationship of Reporting                10% Owner
Person(s) to Issuer:

If Amendment, Date Original              Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group Filing:        Form filed by More than One Reporting Person

Signature:                               By:     RBS Partners, L.P.
                                         Its:    General Partner

                                         By:     ESL Investments, Inc.
                                         Its:    General Partner

                                         By:     /s/ Edward S. Lampert
                                                 ------------------------
                                         Name:   Edward S. Lampert
                                         Title:  Chief Executive Officer
                                         Date:   December 18, 2013

4.       RBS PARTNERS, L.P.

Item                                     Information
----                                     -----------

Name:                                    RBS Partners, L.P.

Address:                                 1170 Kane Concourse, Suite 200, Bay Harbor, FL 33154

Designated Filer:                        Edward S. Lampert

Date of Event Requiring                  December 16, 2013
Statement (Month/Day/Year):

Issuer Name and Ticker or                AUTONATION, INC. [AN]
Trading Symbol:

Relationship of Reporting                10% Owner
Person(s) to Issuer:

If Amendment, Date Original              Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group Filing:        Form filed by More than One Reporting Person

Signature:                               By:     ESL Investments, Inc.
                                         Its:    General Partner

                                         By:     /s/ Edward S. Lampert
                                                 ------------------------
                                         Name:   Edward S. Lampert
                                         Title:  Chief Executive Officer
                                         Date:   December 18, 2013

5.       ESL INSTITUTIONAL PARTNERS, L.P.

Item                                     Information
----                                     -----------

Name:                                    ESL Institutional Partners, L.P.

Address:                                 1170 Kane Concourse, Suite 200, Bay Harbor, FL 33154

Designated Filer:                        Edward S. Lampert

Date of Event Requiring                  December 16, 2013
Statement (Month/Day/Year):

Issuer Name and Ticker or                AUTONATION, INC. [AN]
Trading Symbol:

Relationship of Reporting                10% Owner
Person(s) to Issuer:

If Amendment, Date Original              Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group Filing:        Form filed by More than One Reporting Person

Signature:                               By:     RBS Investment Management, L.L.C.
                                         Its:    General Partner

                                         By:     ESL Investments, Inc.
                                         Its:    Manager

                                         By:     /s/ Edward S. Lampert
                                                 ------------------------
                                         Name:   Edward S. Lampert
                                         Title:  Chief Executive Officer
                                         Date:   December 18, 2013

6.       RBS INVESTMENT MANAGEMENT, L.L.C.

Item                                     Information
----                                     -----------

Name:                                    RBS Investment Management, L.L.C.

Address:                                 1170 Kane Concourse, Suite 200, Bay Harbor, FL 33154

Designated Filer:                        Edward S. Lampert

Date of Event Requiring                  December 16, 2013
Statement (Month/Day/Year):

Issuer Name and Ticker or                AUTONATION, INC. [AN]
Trading Symbol:

Relationship of Reporting                10% Owner
Person(s) to Issuer:

If Amendment, Date Original              Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group Filing:        Form filed by More than One Reporting Person

Signature:                               By:     ESL Investments, Inc.
                                         Its:    Manager

                                         By:     /s/ Edward S. Lampert
                                                 ------------------------
                                         Name:   Edward S. Lampert
                                         Title:  Chief Executive Officer
                                         Date:   December 18, 2013

7.       ESL INVESTMENTS, INC.

Item                                     Information
----                                     -----------

Name:                                    ESL Investments, Inc.

Address:                                 1170 Kane Concourse, Suite 200, Bay Harbor, FL 33154

Designated Filer:                        Edward S. Lampert

Date of Event Requiring                  December 16, 2013
Statement (Month/Day/Year):

Issuer Name and Ticker or                AUTONATION, INC. [AN]
Trading Symbol:

Relationship of Reporting                10% Owner
Person(s) to Issuer:

If Amendment, Date Original              Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group Filing:        Form filed by More than One Reporting Person

Signature:
                                         By:     /s/ Edward S. Lampert
                                                 ------------------------
                                         Name:   Edward S. Lampert
                                         Title:  Chief Executive Officer
                                         Date:   December 18, 2013